                                                                   EXHIBIT 10(b)

                                      NASD
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE

                                      SL-A

                               AGREEMENT BETWEEN:



                          LENDER: AIG SUNAMERICA INC.


           1 SunAmerica Center, 1999 Avenue of the Stars, 38th Floor
           ---------------------------------------------------------
                                (Street Address)


              Los Angeles          California           90067-6002
              -----------          ----------           ----------
                (City)              (State)               (Zip)


                                      AND


              BROKER-DEALER: AIG SUNAMERICA CAPITAL SERVICES, INC.


             Harborside Financial Center, 3200 Plaza 5, 33rd Floor
             -----------------------------------------------------
                                (Street Address)


             Jersey City           New Jersey           07311-4992
             -----------           ----------           ----------
                (City)              (State)                (Zip)





NASD ID Number: 13158
DATE FILED: March 14, 2003

                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE


         This Amendment No. 2 of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between AIG SunAmerica Inc. (the "Lender") and AIG SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of March 31, 2000 ("Subordinated Loan Agreement") and amendment thereto dated as of February 7, 2002 (the "Amendment") is dated as of February 27, 2003 ("Amendment No. 2").

         In consideration of the sum of $14,000,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD"), as amended by the Amendment, scheduled to mature on April 30, 2004, bearing Loan Number 10-E-SLA-11170, the Broker-Dealer and the Lender agree to extend the maturity date until April 30, 2005. This Amendment No. 2 shall not become effective unless and until the NASD has found this Amendment No. 2 acceptable.

         The interest rate set forth in the Subordinated Loan Agreement is changed to 4.25% per annum effective as of May 1, 2004.


                         (The signature page follows.)

         IN WITNESS WHEREOF the parties have set their hands and seal this 27th day of February 2003.


BROKER-DEALER:                AIG SUNAMERICA CAPITAL SERVICES, INC.

[Seal]
                              By: /s/ John Genoy
                                  --------------------------------------------
                                  Name: John Genoy
                                  Title: Chief Financial Officer


LENDER                        AIG SUNAMERICA INC.

[Seal]
                              By: /s/ James R. Belardi
                                  --------------------------------------------
                                  Name: James R. Belardi
                                  Title: Executive Vice President


                              FOR NASD USE ONLY

                              ACCEPTED BY: /s/
                                           -----------------------------------
                                                        (Name)

                                                   Associate Director
                                           -----------------------------------
                                                        (Title)


                              EFFECTIVE DATE: 4-30-2004
                                              --------------------------------
                              LOAN NUMBER: 9B-E-SLA-11172
                                           -----------------------------------